SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               January 29, 2001
                                Date of Report
                      (Date of Earliest Event Reported)

                              Medi-Hut Co., Inc.
                            ----------------------
            (Exact name of registrant as specified in its charter)

   Delaware                      000-27119                 222-436-721
(State of incorporation)        (Commission              (IRS Employer
                                File Number)           Identification No.)


                           1935 Swarthmore Avenue
                          Lakewood, New Jersey 08701
                                (732) 901-0606
        (Address of principal executive offices and  telephone number)

ITEM 5:   OTHER EVENTS

Form SB-2 Registration Statement Effective

     The Securities and Exchange Commission has granted acceleration of the effective date of the Medi-Hut registration statement on Form SB-2 which was filed with the SEC on January 16, 2001. The Form SB-2, as amended, became effective at noon Eastern time, Monday, January 29, 2001. As a result, 2,250,000 Medi-Hut common shares to be sold by selling stockholders will be registered under the Securities Act of 1933.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Medi-Hut Co., Inc.


By: /s/ Joseph Sanpietro                                02/05/01
   _________________________________________    Date: _______________________
    Joseph Sanpietro, President and Director